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                                                                 Exhibit 10.14.4

                                FIRST SUPPLEMENT
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT
                         ------------------------------


                 This FIRST SUPPLEMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of September 15, 1993 (this "Supplement"), is among PRIME RECEIVABLES CORPORATION, a Delaware corporation (the "Purchaser") and FDS NATIONAL BANK, a national banking association (the "Bank").

                              W I T N E S S E T H
                              - - - - - - - - - -

                 WHEREAS, certain wholly owned operating subsidiaries (collectively, the "Originators") of Federated Department Stores, Inc. ("Federated") and the Purchaser, a wholly owned special purpose subsidiary of Federated, entered into a Receivables Purchase Agreement dated as of December 15, 1992, (as heretofore amended, waiver or otherwise modified, the "Purchase Agreement"), pursuant to which the Purchaser has agreed to purchase Receivables (as defined in the Purchase Agreement) from the Originators on the terms and subject to the conditions set forth in such agreement;

                 WHEREAS, Section 2.06 of the Purchase Agreement contemplates that a direct wholly owned subsidiary of Federated may become an additional Originator provided certain conditions are met;

                 WHEREAS, the Bank is a direct wholly owned subsidiary of Federated that has acquired the Accounts (as defined in the Purchase Agreement) of each of the Originators; and

                 WHEREAS, the Bank desires to become an Additional Originator under the Purchase Agreement;

                 NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         SECTION 1.01. DEFINED TERMS. Capitalized terms used herein and not otherwise defined have the meanings assigned such terms in the Purchase Agreement.





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                                   ARTICLE II
                       ADDITION OF BANK AS AN ORIGINATOR

         SECTION 2.01. SALE OF RECEIVABLES. The Bank agrees to sell Receivables to the Purchaser and the Purchaser agrees to buy Receivables from the Bank, on the terms and subject to the conditions set forth in the Purchase Agreement.

         SECTION 2.02. REPRESENTATIONS AND WARRANTIES OF BANK. The Bank hereby certifies to the Purchaser that, with respect to the Bank, each of the representations and warranties contained in Sections 4.02 and 4.03 of the Purchase Agreement is true and correct.

         SECTION 2.03. COVENANTS OF THE BANK. The Bank hereby agrees to comply with each of the covenants set forth in Article V of the Purchase Agreement.

         SECTION 2.04. DESIGNATION AS ORIGINATOR. The Purchaser and the Bank hereby agree that, pursuant to Section 2.06 of the Purchase Agreement, upon the effectiveness of this Supplement, the Bank shall in all respects be designated, and have all of the rights and obligations of, an Originator under the Purchase Agreement.


                                  ARTICLE III
                          CONDITIONS TO EFFECTIVENESS

         SECTION 3.01. CONDITIONS PRECEDENT. This Supplement shall not become effective under the following conditions precedent are met:

                 (a) the Bank shall have delivered to the Purchaser the items identified in Section 3.01(c) of the Purchase Agreement; and

                 (b) the Purchaser shall have received notice from each Rating Agency that the inclusion of the Bank as an Additional Originator pursuant to Section 2.06 of the Purchase Agreement will not result in a reduction or withdrawal of its then existing rating of any Class of Investor Certificates issued and outstanding on the date of such notice.

         SECTION 3.02.  BINDING EFFECT.  This Supplement shall become effective
(i) upon the fulfillment of each of the conditions to effectiveness identified in Section 3.01 hereof and (ii) when it shall have been executed by each party hereto, and from such date shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns.





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                                   ARTICLE IV
                                 MISCELLANEOUS

         SECTION 4.01. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         SECTION 4.02. EXECUTION IN COUNTERPARTS. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Supplement.

         SECTION 4.03. HEADINGS. The headings in this Supplement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Supplement.

         SECTION 4.04. ENTIRE AGREEMENT. This Supplement sets forth the entire understanding of the parties hereto concerning the matters set forth herein and supersedes all prior arrangements, communications and discussions, whether oral or written, between the parties concerning such matters.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective offices thereunto duly authorized, as of the date first above written.

                                PRIME RECEIVABLES CORPORATION

                                By      /s/Susan R. Robinson
                                   ---------------------------
                                Title           President
                                      ------------------------

                                FDS NATIONAL BANK

                                By     /s/Susan P. Storer
                                   ---------------------------
                                Title       CFO/Treasurer
                                      ------------------------


         I, Ellen R. Dugan, Secretary of the Bank, do hereby certify on behalf of the Bank that S.P. Storer is the duly elected and acting CFO/Treasurer of the Bank and that the above is her true and genuine signature.

Dated: September 17, 1993
       -------------
                                By:       /s/ Ellen R. Dugan
                                    --------------------------
                                    [Name] Ellen R. Dugan
                                     Secretary





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